SECURITIES AND EXHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 23, 2003
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                          BestNet Communications Corp.
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             (Exact Name of Registrant as Specified in its Charter)


                                    001-15482
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                            (Commission File Number)

           Nevada                                               86-1006416
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(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                           Identification Number)



                 5075 Cascade Rd. SE, Suite A. Grand Rapids, MI     49546
                     --------------------------------------        --------
                    (Address of principal executive offices)      (Zip Code)



Registrant's telephone number, including area code (616) 977-9933
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ITEM 5. OTHER EVENTS.

     BestNet Communications Corp. announces results of Annual Shareholders Meeting and appointment of new Directors.

(a) Exhibits:

Exhibits            Title

   99               Press release, issued by BestNet Communications Corp. Dated
                    October 23, 2003



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibits            Title

  None

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BestNet Communications Corp.


                                            By:  /s/  Robert A. Blanchard
                                               --------------------------------
                                                      Robert A. Blanchard
                                                      Chief Executive Officer

                                            By:  /s/  Paul H. Jachim
                                               --------------------------
                                                      Paul H. Jachim
                                                      Chief Financial Officer


     Date: October 27, 2003